EXHIBIT 32

                                  CERTIFICATION


In connection with the Quarterly Report of DataWorld Solutions, Inc (the "Company") on Form 10-QSB for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his knowledge that:

     (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Daniel McPhee                                       May 6, 2004
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President                                                Date
Chief Executive and Financial Officer